UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-03657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2010

ITEM 1.	REPORT TO STOCKHOLDERS

  FEBRUARY 28, 2010

Semiannual Report to Shareholders

DWS California Tax-Free Income Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Team Update

10 Portfolio Summary

11 Investment Portfolio

21 Financial Statements

26 Financial Highlights

30 Notes to Financial Statements

39 Investment Management Agreement Approval

44 Summary of Management Fee Evaluation by Independent Fee Consultant

49 Account Management Resources

50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is federally tax-free, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2010

Average Annual Total Returns as of 2/28/10
Unadjusted for Sales Charge	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	4.20%	10.42%	3.76%	3.84%	5.17%
Class B	3.77%	9.66%	2.95%	3.06%	4.37%
Class C	3.81%	9.74%	3.00%	3.05%	4.35%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	1.34%	7.38%	2.80%	3.26%	4.88%
Class B (max 4.00% CDSC)	-0.23%	6.66%	2.34%	2.89%	4.37%
Class C (max 1.00% CDSC)	2.81%	9.74%	3.00%	3.05%	4.35%
No Sales Charges						Life of Class S*
Class S	4.29%	10.78%	3.97%	4.05%	N/A	4.74%
Barclays Capital Municipal Bond Index+	4.13%	9.98%	4.56%	4.50%	5.83%	5.15%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2009 are 1.00%, 1.85%, 1.82% and 0.88% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Barclays Capital Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Barclays Capital Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 2/28/10	$ 7.23	$ 7.25	$ 7.19	$ 7.22
8/31/09	$ 7.10	$ 7.12	$ 7.06	$ 7.09
Distribution Information: Six Months as of 2/28/10: Income Dividends	$ .17	$ .14	$ .14	$ .17
February Income Dividend	$ .0282	$ .0235	$ .0236	$ .0290
SEC 30-day Yield as of 2/28/10++	3.95%	3.21%	3.26%	4.22%
Tax Equivalent Yield as of 2/28/10++	6.70%	5.45%	5.53%	7.16%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 2/28/10++	5.08%	4.23%	4.28%	5.24%

++ The SEC yield is net investment income per share earned over the month ended February 28, 2010, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.21% for Class S shares, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2010. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.23% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Lipper Rankings — California Intermediate Municipal Debt Funds Category as of 2/28/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	6	of	41	15
3-Year	19	of	39	45
5-Year	5	of	38	13
10-Year	2	of	24	8
Class B 1-Year	8	of	41	20
3-Year	33	of	39	83
5-Year	25	of	38	65
10-Year	17	of	24	68
Class C 1-Year	7	of	41	17
3-Year	32	of	39	78
5-Year	26	of	38	67
10-Year	18	of	24	72
Class S 1-Year	5	of	41	12
3-Year	15	of	39	38
5-Year	1	of	38	3

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2009 to February 28, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment (including interest expense)* for the six months ended February 28, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,042.00	$ 1,037.70	$ 1,038.10	$ 1,042.90
Expenses Paid per $1,000**	$ 4.56	$ 8.69	$ 8.54	$ 3.65
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,020.33	$ 1,016.27	$ 1,016.41	$ 1,021.22
Expenses Paid per $1,000**	$ 4.51	$ 8.60	$ 8.45	$ 3.61
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.90%	1.72%	1.69%	.72%
Expenses and Value of a $1,000 Investment (excluding interest expense)* for the six months ended February 28, 2010
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,042.00	$ 1,037.70	$ 1,038.10	$ 1,042.90
Expenses Paid per $1,000**	$ 4.20	$ 8.34	$ 8.19	$ 3.29
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,020.68	$ 1,016.61	$ 1,016.76	$ 1,021.57
Expenses Paid per $1,000**	$ 4.16	$ 8.25	$ 8.10	$ 3.26

* Interest expense represents interest and fees on floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

** Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.83%	1.65%	1.62%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Team Update

Effective June 1, 2010, the portfolio management team for the fund is as follows:

Philip G. Condon

Lead Portfolio Manager

Matthew J. Caggiano, CFA

Portfolio Manager

Michael J. Generazo

Portfolio Manager

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	2/28/10	8/31/09

Revenue Bonds	63%	65%
General Obligation Bonds	31%	29%
US Government Secured	6%	6%
	100%	100%
Quality	2/28/10	8/31/09

AAA	8%	8%
AA	25%	30%
A	28%	23%
BBB	35%	35%
Not Rated	4%	4%
	100%	100%
Effective Maturity	2/28/10	8/31/09

Less than 1 year	6%	7%
1-4.99 years	13%	12%
5-9.99 years	63%	60%
10-14.99 years	5%	5%
15+ years	13%	16%
	100%	100%
Interest Rate Sensitivity	2/28/10	8/31/09

Duration	7.3 years	7.1 years

Weighted average effective maturity: 9.4 years and 9.5 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2010 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 92.9%
California 80.6%
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	1,068,858
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	686,340
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,167,120
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,128,660
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,013,065
Anaheim, CA, Redevelopment Agency Tax Allocation, Merged Redevelopment Project Area, Series A, 5.0%, 2/1/2025 (a)	5,000,000	5,198,850
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,251,403
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	1,004,241
Big Bear Lake, CA, Water Revenue:
6.0%, 4/1/2015 (a)	3,400,000	3,821,566
6.0%, 4/1/2022 (a)	13,500,000	15,573,330
Brentwood, CA, Infrastructure Financing Authority, Water Revenue, 5.75%, 7/1/2038	2,000,000	2,157,800
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,409,440
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,966,922
California, Educational Facilities Authority Revenue, Pitzer College, 6.0%, 4/1/2040	10,000,000	10,469,600
California, Health Facilities Finance Authority Revenue, Kaiser Permanente, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	4,674,747
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series A, 6.0%, 7/1/2039	4,000,000	4,194,960
California, Health Facilities Financing Authority Revenue, Providence Health & Services:
Series B, 5.5%, 10/1/2039	2,500,000	2,627,300
Series C, 6.5%, 10/1/2033	2,000,000	2,282,460
California, Health Facilities Financing Authority Revenue, Sutter Health, Series A, 5.25%, 8/15/2022	1,665,000	1,735,429
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,279,620
California, Infrastructure & Economic Development Bank Revenue, California Independent Systems Operator Corp., Series A, 6.25%, 2/1/2039	5,200,000	5,448,352
California, Infrastructure & Economic Development Bank Revenue, Jewish Community Center of San Francisco, Series A, 0.15%*, 12/1/2031, Bank of America NA (b)	350,000	350,000
California, Infrastructure & Economic Development Bank Revenue, JSerra Catholic High School, Series C, 0.14%*, 9/1/2034, Comerica Bank (b)	1,500,000	1,500,000
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034	6,820,000	7,672,568
California, Napa Valley Unified School District, Election of 2006:
Series A, Zero Coupon, 8/1/2027	2,340,000	880,027
Series A, Zero Coupon, 8/1/2028	2,745,000	955,260
Series A, Zero Coupon, 8/1/2029	3,390,000	1,103,581
California, Residential Efficiency Financing Authority, Certificates of Participation, Capital Improvements, Series 2007, 5.5%, 4/1/2017 (a)	35,000	35,131
California, San Gorgonio Memorial Healthcare, Election of 2006, Series C, 7.2%, 8/1/2039	10,000,000	10,605,900
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	3,575,000	3,858,319
California, Single Family Housing Revenue, Mortgage Finance Authority, Series B, AMT, 7.3%, 6/1/2031	25,000	25,719
California, South Bayside Waste Management Authority Revenue, Solid Waste Enterprise, Shoreway Environmental, Series A, 6.0%, 9/1/2036	5,000,000	5,164,550
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series A-1, 5.0%, 6/1/2033	3,150,000	2,428,272
Series A-1, 5.75%, 6/1/2047	11,485,000	8,468,694
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,031,680
Series A-2, 7.4%, 9/1/2010	3,365,000	3,471,603
California, State Department of Water Resources, Power Supply Revenue:
Series F-4, 0.11%*, 5/1/2022, Bank of America NA (b)	6,500,000	6,500,000
Series C-1, 0.19%*, 5/1/2022, Dexia Credit Local (b)	1,500,000	1,500,000
California, State General Obligation:
5.125%, 4/1/2024	7,400,000	7,510,112
5.125%, 11/1/2024	1,000,000	1,013,470
6.0%, 4/1/2038	7,450,000	7,697,191
6.25%, 11/1/2034	10,000,000	10,625,600
6.5%, 4/1/2033	14,610,000	15,817,809
California, State General Obligation, Various Purposes:
5.0%, 11/1/2026	10,000,000	9,954,500
5.0%, 12/1/2031 (a)	10,000,000	9,309,200
6.0%, 11/1/2039	10,000,000	10,347,700
California, State Public Works Board, Lease Revenue, Capital Projects:
Series G-1, 5.75%, 10/1/2030	5,500,000	5,499,670
Series I-1, 6.375%, 11/1/2034	3,000,000	3,104,760
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,635,204
California, State University Revenue:
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,152,200
Series A, 5.25%, 11/1/2038	6,500,000	6,594,055
California, Statewide Communities Development Authority Revenue, American Baptist Homes West, 6.25%, 10/1/2039	7,000,000	6,897,380
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Cedars-Sinai Medical Center, 6.5%, 8/1/2012	8,650,000	9,219,602
California, Statewide Communities Development Authority Revenue, Certificates of Participation, Children's Hospital of Los Angeles, 6.0%, 6/1/2010 (a)	1,000,000	1,010,370
California, Statewide Communities Development Authority Revenue, Children's Hospital of Los Angeles, Series A, 0.17%*, 8/15/2023, Bank of America NA (b)	1,700,000	1,700,000
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Series B, 0.948%**, 4/1/2036	5,000,000	3,563,750
California, Statewide Communities Development Authority, Certificates of Participation, 0.23%*, 2/1/2028, Union Bank of CA (b)	1,130,000	1,130,000
California, Statewide Communities Development Authority, Certificates of Participation, Sutter Health, 6.0%, 8/15/2017 (a)	1,000,000	1,014,090
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	2,091,263
Chino Valley, CA, Unified School District, Election of 2002, Series C, 5.25%, 8/1/2030 (a)	5,000,000	5,094,300
Contra Costa County, CA, GNMA Mortgage-Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,516,767
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,398,881
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	1,950,000	1,954,134
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	1,137,581
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	786,777
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, 5.0%, 6/1/2037 (a) (c)	10,000,000	10,225,300
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,950,880
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,659,676
Zero Coupon, 5/1/2016 (a)	3,335,000	2,619,442
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	4,442,680
Zero Coupon, 11/1/2018 (a)	4,605,000	3,016,091
ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	4,837,350
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	7,965,400
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	7,168,000
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,860,061
Foothill, CA, Toll Road Revenue, Eastern Corridor Agency:
Zero Coupon, 1/15/2017 (a)	5,975,000	3,790,301
Zero Coupon, 1/15/2018 (a)	6,250,000	3,663,375
Zero Coupon, 1/15/2025	10,000,000	3,570,200
5.8%, 1/15/2020 (a)	6,500,000	6,534,905
5.875%, 1/15/2026	5,000,000	4,936,200
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	1,968,067
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,335,180
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	353,020
Las Virgenes, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,981,418
Long Beach, CA, Port Authority Revenue:
Series A, AMT, 6.0%, 5/15/2017 (a)	1,500,000	1,741,050
Series A, AMT, 6.0%, 5/15/2018 (a)	4,000,000	4,605,920
Los Angeles County, CA, Core City General Obligation Lease, Convention & Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,078,370
Los Angeles, CA, Department of Airports Revenue, Series A, 5.25%, 5/15/2039	5,000,000	5,072,600
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Series A-3, 0.15%*, 7/1/2035	5,300,000	5,300,000
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,470,860
Los Angeles, CA, Unified School District, Series F, 5.0%, 1/1/2034	7,540,000	7,578,680
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	775,700
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,801,665
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,736,247
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,659,998
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, Series A, AMT, 7.375%, 9/1/2027	3,495,000	3,412,902
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,505,055
Murrieta Valley, CA, General Obligation, Unified School District:
Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,931,025
5.0%, 9/1/2026 (a)	7,155,000	7,591,527
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	268,932
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	882,757
Pittsburg, CA, Redevelopment Agency Tax Allocation, Los Medanos Community Project:
Series A, 0.13%*, 9/1/2035, State Street Bank & Trust Co. & California State Teacher's Retirement System (a) (b)	1,000,000	1,000,000
Series A, 6.5%, 9/1/2028	10,000,000	10,993,300
Port Oakland, CA, Series K, AMT, Prerefunded, 5.75%, 11/1/2014 (a)	15,000	15,130
Rancho, CA, Water District Financing Authority Revenue:
Series A, 5.0%, 8/1/2027 (a)	14,100,000	14,540,625
Series A, 5.0%, 8/1/2029 (a)	8,400,000	8,572,032
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,179,276
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,409,363
Zero Coupon, 6/1/2016 (a)	2,395,000	1,807,818
Sacramento County, CA, Airport Systems Revenue, Series B, 5.75%, 7/1/2039	2,500,000	2,679,350
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,090,382
6.0%, 9/1/2011	850,000	860,030
6.125%, 9/1/2014	605,000	609,719
6.3%, 9/1/2021	1,500,000	1,503,195
Sacramento County, CA, Water Finance Authority Revenue, Water Agency Zones 40 & 41:
Series B, 0.741%**, 6/1/2039 (a)	10,000,000	6,752,500
Series A, 5.0%, 6/1/2026 (a)	11,435,000	11,586,971
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series U, 5.0%, 8/15/2026 (a)	2,615,000	2,810,994
Series U, 5.0%, 8/15/2028 (a)	2,045,000	2,162,056
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,394,143
Sacramento, CA, Other General Obligation Lease, City Financing Authority, Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,352,550
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,917,681
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,143,010
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,561,828
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,175,060
San Bernardino, CA, County General Obligation, Medical Center Financing Project, 5.5%, 8/1/2017 (a)	3,965,000	4,119,278
San Bernardino, CA, Other Revenue Lease, Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,471,035
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2017 (a)	1,000,000	754,020
Zero Coupon, 8/1/2019 (a)	1,100,000	719,796
San Diego, CA, Community College District, Election of 2002, 5.25%, 8/1/2033	10,000,000	10,330,100
San Diego, CA, Public Facilities Financing Authority, Sewer Revenue, Series A, 5.25%, 5/15/2039	10,000,000	10,353,900
San Diego, CA, School District General Obligation, Election of 1998, Series B, 6.0%, 7/1/2019 (a)	3,350,000	4,084,320
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2027	5,085,000	5,519,513
San Francisco, CA, City & County Airports Commission, International Airport Revenue, Series E, 6.0%, 5/1/2039	15,000,000	16,183,950
San Francisco, CA, City & County Multi-Family Housing Revenue, Series 34G, 144A, 0.2%*, 12/1/2018	100,000	100,000
San Francisco, CA, City & County Public Utilities Commission, Water Revenue:
Series B, 5.0%, 11/1/2039	12,500,000	12,856,750
Series A, 5.125%, 11/1/2039	10,400,000	10,797,280
San Joaquin Hills, CA, Toll Road Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,851,608
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,313,901
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,429,673
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,479,430
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,637,313
San Jose, CA, School District General Obligation, Unified School District, Series A, ETM, Zero Coupon, 8/1/2017 (a)	1,350,000	1,100,736
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,505,000	1,851,346
San Leandro, CA, Unified School District, Election of 2006, Convertible Capital Appreciation, Series C, Step-up Coupon, 0% to 8/1/2026, 7.0% to 8/1/2039 (a)	30,000,000	10,502,400
San Mateo County, CA, Joint Powers Financing Authority Lease Revenue, Youth Services Campus, Series A, 5.0%, 7/15/2033	3,500,000	3,550,085
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,510,250
Santa Ana, CA, Other General Obligation, Police Administration & Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,178,740
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,094,988
5.5%, 9/1/2018 (a)	1,060,000	1,147,291
5.6%, 9/1/2019 (a)	1,115,000	1,209,965
5.6%, 9/1/2020 (a)	1,180,000	1,270,648
5.65%, 9/1/2024 (a)	1,445,000	1,525,790
5.65%, 9/1/2025 (a)	1,520,000	1,593,857
5.65%, 9/1/2026 (a)	1,605,000	1,666,295
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,135,477
Series B, 7.25%, 8/1/2013 (a)	3,400,000	3,939,376
Santaluz, CA, Special Tax Bonds, Santaluz Community Facilities District No. 2, Improvement Area No. 1:
6.25%, 9/1/2021	1,985,000	1,988,732
6.375%, 9/1/2030	4,860,000	4,862,964
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,694,500
Southern California, Metropolitan Water District:
Series C, 5.0%, 7/1/2031	5,195,000	5,470,127
Series C, 5.0%, 7/1/2035	3,000,000	3,116,730
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,351,694
Series A, ETM, 5.75%, 7/1/2021	880,000	1,052,022
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,736,496
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	1,038,425
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,551,400
		643,037,781
Puerto Rico 11.2%
Commonwealth of Puerto Rico, Aqueduct & Sewer Authority Revenue, Series A, 6.0%, 7/1/2038	8,000,000	8,146,320
Commonwealth of Puerto Rico, General Obligation, Series A-6, 0.12%*, 7/1/2033, UBS AG (b)	150,000	150,000
Commonwealth of Puerto Rico, General Obligation, Public Improvement:
Series A, 5.25%, 7/1/2022	2,000,000	2,030,020
Series A, 5.5%, 7/1/2019 (a)	22,650,000	24,236,406
Puerto Rico, Electric Power Authority Revenue:
Series JJ, 5.375%, 7/1/2017 (a)	2,105,000	2,326,341
Series JJ, 5.375%, 7/1/2018 (a)	8,710,000	9,552,344
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,317,127
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,114,650
Series A, 6.25%, 7/1/2016 (a)	750,000	881,363
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	2,740,000	2,743,014
Series A, 6.5%, 8/1/2044	10,000,000	10,850,200
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue, Convertible Capital Appreciation:
Series A, Step-up Coupon, 0% to 8/1/2016, 6.75% to 8/1/2032	10,000,000	7,610,900
Series A, Step-up Coupon, 0% to 8/1/2019, 6.25% to 8/1/2033	3,600,000	2,094,048
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	3,985,907
5.65%, 7/1/2015 (a)	1,000,000	1,094,780
6.5%, 7/1/2015 (a)	4,000,000	4,532,400
		89,665,820
Virgin Islands 1.1%
Virgin Islands, Public Finance Authority Revenue, Capital Projects, Series A-1, 5.0%, 10/1/2039	875,000	789,005
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, Prerefunded, 6.5%, 10/1/2024	7,500,000	7,855,125
		8,644,130
Total Municipal Bonds and Notes (Cost $709,771,732)		741,347,731

Municipal Inverse Floating Rate Notes (d) 17.3%
California
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	11,475,000	11,707,788
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962, 144A, 13.563%, 4/1/2031, Leverage Factor at purchase date: 3 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2031 (e)	13,870,000	14,594,467
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-3, 144A, 17.858%, 4/1/2031, Leverage Factor at purchase date: 4 to 1
California, Bay Area Toll Authority, Toll Bridge Revenue, Series F, 5.0%, 4/1/2026 (e)	17,205,000	18,000,801
Trust: California, Bay Area Toll Authority, Toll Bridge Revenue, Series 1962-2, 144A, 17.875%, 4/1/2026, Leverage Factor at purchase date: 4 to 1
California, State Community Center, College District, Election of 2002, Series A, 5.0%, 8/1/2026 (a) (e)	10,630,000	11,272,105
Trust: California, State Community Center, Series 2008-1154, 144A, 9.23%, 8/1/2026, Leverage Factor at purchase date: 2 to 1
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (e)	3,158,944	3,507,030
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0% 12/1/2024 (e)	2,257,732	2,506,514
California, State Department of Water Resources, Water Revenue, Central Valley Project, Series AE, 5.0% 12/1/2025 (e)	1,881,443	2,088,761
Trust: California, State Department of Water Resources, Water Revenue, Series 2705, 144A, 12.704%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (e)	10,420,000	11,039,990
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.81%, 5/15/2039, Leverage Factor at purchase date: 4 to 1
California, University of California Revenues, Series O, 5.75%, 5/15/2034 (e)	5,000,000	5,568,825
Trust: California, University of California Revenues, Series 3368, 144A, 20.81%, 5/15/2034, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, 6.0%, 8/1/2033 (e)	10,000,000	11,133,960
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 27.16%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
Los Angeles, CA, Department of Water & Power Revenue, Series A, 5.0%, 7/1/2039 (e)	10,000,000	10,276,500
Trust: Los Angeles, CA, Department of Water & Power Revenue, Series 3325, 144A, 17.78%, 7/1/2039, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Wastewater Systems Revenue, Series A, 5.75%, 6/1/2034 (e)	10,000,000	11,041,350
Trust: Los Angeles, CA, Wastewater Systems Revenue, Series 3371-1, 144A, 20.81%, 6/1/2034, Leverage Factor at purchase date: 4 to 1
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2027 (a) (e)	2,137,063	2,250,132
San Diego County, CA, Water Authority Revenue, Certificates of Participation, Series 2008-A, 5.0%, 5/1/2028 (a) (e)	1,944,611	2,047,496
Trust: San Diego County, CA, Water Utility Improvements, Certificates of Participation, Series 2008-1104, 144A, 9.233%, 5/1/2027, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, Bay Area Rapid Transit District, Election of 2004, Series B, 5.0%, 8/1/2032 (e)	10,002,999	10,577,786
Trust: San Francisco, CA, General Obligation, Series 3161, 144A, 13.717%, 8/1/2032, Leverage Factor at purchase date: 3 to 1
Santa Clara County, CA, San Jose Unified School District, Election of 2002, Series D, 5.0%, 8/1/2032 (e)	10,000,000	10,171,700
Trust: Santa Clara County, CA, San Jose Unified School District, Series 1158, 144A, 9.26%, 8/1/2032, Leverage Factor at purchase date: 2 to 1
Total Municipal Inverse Floating Rate Notes (Cost $131,433,401)		137,785,205
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $841,205,133)+	110.2	879,132,936
Other Assets and Liabilities, Net	(10.2)	(81,078,723)
Net Assets	100.0	798,054,213

* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 28, 2010.

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of February 28, 2010.

+ The cost for federal income tax purposes was $840,239,127. At February 28, 2010, net unrealized appreciation for all securities based on tax cost was $38,893,809. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,833,300 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,939,491.

(a) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group, Inc.	3.2
Assured Guaranty Corp.	1.2
Assured Guaranty Municipal Corp.	6.9
Financial Guaranty Insurance Co.	8.5
National Public Finance Guarantee Corp.	21.2
Radian Asset Assurance, Inc.	1.7
XL Capital Assurance, Inc.	1.4

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(b) Security incorporates a letter of credit from the bank listed.

(c) At February 28, 2010, these securities have been pledged in whole or in part, as collateral for open interest rate swaps.

(d) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(e) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

At February 28, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Appreciation/ (Depreciation) ($)
1/11/2011 1/11/2016	25,000,000[1]	Fixed — 3.787%	Floating — LIBOR	(546,185)
1/12/2011 1/12/2016	25,000,000[2]	Fixed — 3.796%	Floating — LIBOR	(553,918)
6/2/2010 6/2/2029	10,500,000[2]	Fixed — 4.446%	Floating — LIBOR	(143,111)
7/14/2010 7/14/2029	15,100,000[1]	Fixed — 4.133%	Floating — LIBOR	494,788
2/7/2011 2/7/2030	10,500,000[2]	Fixed — 4.692%	Floating — LIBOR	(179,400)
Total net unrealized depreciation on interest rate swaps				(927,826)
Counterparties: [1] JPMorgan Chase Securities, Inc. [2] Citigroup Global Markets, Inc.

LIBOR: London InterBank Offered Rate.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Bonds and Notes (f)	$ —	$ 879,132,936	$ —	$ 879,132,936
Derivatives (g)	—	494,788	—	494,788
Total	$ —	$ 879,627,724	$ —	$ 879,627,724
Liabilities
Derivatives (g)	$ —	$ (1,422,614)	$ —	$ (1,422,614)
Total	$ —	$ (1,422,614)	$ —	$ (1,422,614)

(f) See Investment Portfolio for additional detailed categorizations.

(g) Derivatives include unrealized appreciation (depreciation) on interest rate swap contracts.

For information on the Fund's policy and additional disclosures regarding interest rate swaps, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Municipal Bonds and Notes
Balance as of August 31, 2009	$ 804,324
Net realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Amortization premium/discount	—
Net purchases (sales)	—
Net transfers in (out) of Level 3	(804,324)
Balance as of February 28, 2010	$ —
Net change in unrealized appreciation (depreciation) from investments still held as of February 28, 2010	$ —

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2010 (Unaudited)
Assets
Investments in securities, at value (cost $841,205,133)	$ 879,132,936
Receivable for investments sold	4,514,521
Receivable for Fund shares sold	1,298,956
Deposits from broker for open interest rate swap contracts	354,000
Interest receivable	9,952,975
Unrealized appreciation on open interest rate swap contracts	494,788
Other assets	32,336
Total assets	895,780,512
Liabilities
Cash overdraft	245,921
Payable for floating rate notes issued	89,282,792
Payable for investments purchased	2,607,389
Dividends payable	678,003
Payable for Fund shares redeemed	2,214,642
Payable upon return of deposit	354,000
Unrealized depreciation on open interest rate swap contracts	1,422,614
Accrued management fee	282,664
Other accrued expenses and payables	638,274
Total liabilities	97,726,299
Net assets, at value	$ 798,054,213
Net Assets Consist of
Undistributed net investment income	872,338
Net unrealized appreciation (depreciation) on: Investments	37,927,803
Interest rate swap contracts	(927,826)
Accumulated net realized gain (loss)	131,754
Paid-in capital	760,050,144
Net assets, at value	$ 798,054,213

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2010 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($460,347,693 ÷ 63,639,843 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.23
Maximum offering price per share (100 ÷ 97.25 of $7.23)	$ 7.43

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,383,580 ÷ 190,892 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.25

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,371,189 ÷ 2,695,001 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 7.19
Class S Net Asset Value, offering and redemption price per share ($316,951,751 ÷ 43,893,431 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 7.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2010 (Unaudited)
Investment Income
Income: Interest	$ 21,664,709
Expenses: Management fee	1,662,419
Administration fee	386,959
Distribution and service fees	577,814
Services to shareholders	271,866
Custodian fee	11,941
Professional fees	52,917
Trustees' fees and expenses	9,190
Reports to shareholders	14,367
Registration fees	33,002
Interest expense and fees on floating rate notes issued	279,892
Other	37,097
Total expenses before expense reductions	3,337,464
Expense reductions	(50,382)
Total expenses after expense reductions	3,287,082
Net investment income	18,377,627
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,161,196
Interest rate swap contracts	1,673,088
3,834,284
Change in net unrealized appreciation (depreciation) on: Investments	11,680,948
Interest rate swap contracts	(2,183,152)
9,497,796
Net gain (loss)	13,332,080
Net increase (decrease) in net assets resulting from operations	$ 31,709,707

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended February 28, 2010 (Unaudited)
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 31,709,707
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities: Purchases of long-term investments	(207,356,491)
Net amortization/accretion of premium (discount)	(2,463,562)
Proceeds from sales and maturities of long-term investments	177,106,674
(Increase) decrease in interest receivable	(464,688)
(Increase) decrease in other assets	55,710
(Increase) decrease in receivable for investments sold	(4,074,521)
Increase (decrease) in payable for investments purchased	(9,397,063)
Increase (decrease) in other accrued expenses and payables	99,234
Change in net unrealized (appreciation) depreciation on investments	(11,680,948)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	2,183,152
Net realized (gain) loss from investments	(2,161,196)
Cash provided (used) by operating activities	(26,443,992)
Cash Flows from Financing Activities
Net increase (decrease) in cash overdraft	245,921
Proceeds from shares sold	86,937,691
Cost of shares redeemed	(53,894,156)
Distributions paid (net of reinvestment of distributions)	(6,881,962)
Cash provided (used) for financing activities	26,407,494
Increase (decrease) in cash	(36,498)
Cash at beginning of period	36,498
Cash at end of period	$ —
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$ 11,173,063
Interest expense on floating rate notes issued	$ (279,892)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Operations: Net investment income	$ 18,377,627	$ 34,186,611
Net realized gain (loss)	3,834,284	(3,239,825)
Change in net unrealized appreciation (depreciation)	9,497,796	(4,154,915)
Net increase (decrease) in net assets resulting from operations	31,709,707	26,791,871
Distributions to shareholders from: Net investment income: Class A	(10,564,467)	(20,494,010)
Class B	(28,548)	(66,134)
Class C	(343,142)	(457,406)
Class S	(7,250,576)	(12,300,205)
Net realized gains: Class A	—	(6,100,550)
Class B	—	(25,353)
Class C	—	(157,722)
Class S	—	(3,646,311)
Total distributions	(18,186,733)	(43,247,691)
Fund share transactions: Proceeds from shares sold	86,356,512	166,319,293
Reinvestment of distributions	11,173,063	27,294,802
Cost of shares redeemed	(55,603,160)	(190,712,477)
Net increase (decrease) in net assets from Fund share transactions	41,926,415	2,901,618
Increase (decrease) in net assets	55,449,389	(13,554,202)
Net assets at beginning of period	742,604,824	756,159,026
Net assets at end of period (including undistributed net investment income of $872,338 and $681,444, respectively)	$ 798,054,213	$ 742,604,824

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 7.24	$ 7.35	$ 7.53	$ 7.61	$ 7.57
Income (loss) from investment operations: Net investment income[b]	.17	.33	.31	.31	.32	.33
Net realized and unrealized gain (loss)	.13	(.06)	(.09)	(.18)	(.08)	.04
Total from investment operations	.30	.27	.22	.13	.24	.37
Less distributions from: Net investment income	(.17)	(.32)	(.31)	(.31)	(.32)	(.33)
Net realized gains	—	(.09)	(.02)	(.00)***	—	—
Total distributions	(.17)	(.41)	(.33)	(.31)	(.32)	(.33)
Redemption fees	—	—	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.23	$ 7.10	$ 7.24	$ 7.35	$ 7.53	$ 7.61
Total Return (%)[c]	4.20**	4.19	3.09[d]	1.71	3.27	5.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	460	448	498	612	613	617
Ratio of expenses before expense reductions (including interest expense) (%)[e]	.90*	1.00	1.35	1.31	1.32	1.10
Ratio of expenses after expense reductions (including interest expense) (%)[e]	.90*	1.00	1.34	1.31	1.32	1.10
Ratio of expenses after expense reductions (excluding interest expense) (%)	.83*	.82	.85	.83	.83	.83
Ratio of net investment income (%)	4.70*	4.77	4.29	4.14	4.30	4.34
Portfolio turnover rate (%)	21**	77	56	37	32	23

[a] For the six months ended February 28, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended August 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.12	$ 7.25	$ 7.37	$ 7.54	$ 7.62	$ 7.58
Income (loss) from investment operations: Net investment income[b]	.14	.27	.26	.26	.27	.28
Net realized and unrealized gain (loss)	.13	(.05)	(.10)	(.18)	(.08)	.04
Total from investment operations	.27	.22	.16	.08	.19	.32
Less distributions from: Net investment income	(.14)	(.26)	(.26)	(.25)	(.27)	(.28)
Net realized gains	—	(.09)	(.02)	(.00)***	—	—
Total distributions	(.14)	(.35)	(.28)	(.25)	(.27)	(.28)
Redemption fees	—	—	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.25	$ 7.12	$ 7.25	$ 7.37	$ 7.54	$ 7.62
Total Return (%)[c,d]	3.77**	3.52	2.14	1.10	2.57	4.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	3	5	8	10
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.76*	1.85	2.15	2.11	2.20	1.96
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.72*	1.80	2.12	2.04	2.00	1.78
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.65*	1.62	1.63	1.57	1.51	1.51
Ratio of net investment income (%)	3.88*	3.97	3.51	3.40	3.61	3.66
Portfolio turnover rate (%)	21**	77	56	37	32	23

[a] For the six months ended February 28, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.06	$ 7.19	$ 7.31	$ 7.48	$ 7.56	$ 7.52
Income (loss) from investment operations: Net investment income[b]	.14	.27	.26	.26	.26	.27
Net realized and unrealized gain (loss)	.13	(.05)	(.11)	(.18)	(.08)	.04
Total from investment operations	.27	.22	.15	.08	.18	.31
Less distributions from: Net investment income	(.14)	(.26)	(.25)	(.25)	(.26)	(.27)
Net realized gain	—	(.09)	(.02)	(.00)***	—	—
Total distributions	(.14)	(.35)	(.27)	(.25)	(.26)	(.27)
Redemption fees	—	—	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.19	$ 7.06	$ 7.19	$ 7.31	$ 7.48	$ 7.56
Total Return (%)[c,d]	3.81**	3.53	2.15	1.05	2.52	4.26
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	15	11	9	9	9
Ratio of expenses before expense reductions (including interest expense) (%)[e]	1.69*	1.82	2.13	2.09	2.12	1.91
Ratio of expenses after expense reductions (including interest expense) (%)[e]	1.69*	1.80	2.12	2.09	2.04	1.82
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.62*	1.62	1.63	1.61	1.55	1.55
Ratio of net investment income (%)	3.91*	3.97	3.51	3.35	3.57	3.62
Portfolio turnover rate (%)	21**	77	56	37	32	23

[a] For the six months ended February 28, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2010[a]	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.09	$ 7.22	$ 7.34	$ 7.52	$ 7.59	$ 7.56
Income (loss) from investment operations: Net investment income[b]	.17	.34	.33	.33	.33	.34
Net realized and unrealized gain (loss)	.13	(.05)	(.10)	(.19)	(.06)	.04
Total from investment operations	.30	.29	.23	.14	.27	.38
Less distributions from: Net investment income	(.17)	(.33)	(.33)	(.32)	(.34)	(.35)
Net realized gains	—	(.09)	(.02)	(.00)***	—	—
Total distributions	(.17)	(.42)	(.35)	(.32)	(.34)	(.35)
Redemption fees	—	—	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 7.22	$ 7.09	$ 7.22	$ 7.34	$ 7.52	$ 7.59
Total Return (%)	4.29c**	4.55[c]	3.17[c]	1.92	3.63	5.10
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	317	279	244	233	251	272
Ratio of expenses before expense reductions (including interest expense) (%)[d]	.76*	.88	1.15	1.10	1.10	.89
Ratio of expenses after expense reductions (including interest expense) (%)[d]	.72*	.80	1.12	1.10	1.10	.89
Ratio of expenses after expense reductions (excluding interest expense) (%)	.65*	.62	.63	.62	.61	.62
Ratio of net investment income (loss) (%)	4.88*	4.97	4.51	4.35	4.51	4.55
Portfolio turnover rate (%)	21**	77	56	37	32	23

[a] For the six months ended February 28, 2010 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Effective March 1, 2010, Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and ask quotation or evaluated price, as applicable, obtained from one or more broker dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. Inverse floating rate notes are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate ("underlying bond"). Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the underlying bond in its investment portfolio and a corresponding liability in the statement of assets and liabilities equal to the floating rate note issued. When a trust is terminated and/or collapsed by either party, the related fixed rate securities held by the trust are delivered back to the Fund where they are either held or sold, and the related liability of the floating rate note issued is adjusted. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended February 28, 2010 was approximately $89,283,000, with a weighted average interest rate of 0.63%.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Interest Rate Swap Contracts. The value of the Fund's underlying bond investments are subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the investment portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation.

A summary of the open interest rate swaps as of February 28, 2010 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2010, the Fund invested in interest rate swap contracts with a total notional value generally indicative of a range from approximately $38,100,000 to $86,100,000.

The following table summarizes the value of the Fund's derivative instruments held as of February 28, 2010 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ 494,788

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open interest rate swap contracts

Liability Derivatives	Swap Contracts
Interest Rate Contracts (a)	$ (1,422,614)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on open interest rate swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 28, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$ 1,673,088

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$ (2,183,152)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

At August 31, 2009, the Fund had a net tax basis capital loss carryforward of approximately $3,231,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash overdraft position at the Fund's custodian bank at February 28, 2010.

B. Purchases and Sales of Securities

During the six months ended February 28, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $207,356,491 and $177,106,674, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee, computed and accrued daily and payable monthly at the following annual rates:

First $250 million of the Fund's average daily net assets	.45%
Next $750 million of such net assets	.42%
Next $1.5 billion of such net assets	.40%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.35%
Next $2.5 billion of such net assets	.33%
Next $2.5 billion of such net assets	.31%
Over $12.5 billion of such net assets	.30%

Accordingly, for the six months ended February 28, 2010, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.43% of the Fund's average daily net assets.

For the period from September 1, 2009 through September 30, 2009, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	1.62%
Class C	1.62%
Class S	.62%

For the period from October 1, 2009 through September 30, 2010, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:

Class B	1.66%
Class C	1.66%
Class S	.66%

For the six months ended February 28, 2010, the Advisor agreed to reimburse the Fund $9,453 of sub-recordkeeping expenses for Class S shares.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2010, the Administration Fee was $386,959, of which $60,973 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2010
Class A	$ 53,641	$ —	$ 28,875
Class B	604	268	349
Class C	1,448	193	684
Class S	40,468	40,468	—
	$ 96,161	$ 40,929	$ 29,908

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the six months ended February 28, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2010
Class B	$ 5,608	$ 982
Class C	66,492	10,747
	$ 72,100	$ 11,729

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2010	Annualized Effective Rate
Class A	$ 481,791	$ 341,730.21%
Class B	1,788	1,169.24%
Class C	22,135	13,376.25%
	$ 505,714	$ 356,275

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2010 aggregated $3,249.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2010, the CDSC for Class B shares aggregated $828. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2010, DIDI received $2,845 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2010, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,311, of which $5,149 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2010		Year Ended August 31, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,765,417	$ 27,254,524	4,600,277	$ 31,623,678
Class B	30,334	220,281	37,170	258,659
Class C	725,335	5,216,161	996,206	6,789,221
Class S	7,431,994	53,665,546	18,806,848	127,647,735
		$ 86,356,512		$ 166,319,293
Shares issued to shareholders in reinvestment of distributions
Class A	1,022,639	$ 7,392,756	2,672,894	$ 18,107,566
Class B	2,553	18,495	8,262	55,900
Class C	30,601	219,746	55,189	371,335
Class S	490,703	3,542,066	1,295,014	8,760,001
		$ 11,173,063		$ 27,294,802
Shares redeemed
Class A	(4,205,432)	$ (30,417,946)	(13,036,816)	$ (88,339,662)
Class B	(36,113)	(261,461)	(251,973)	(1,723,477)
Class C	(133,548)	(956,180)	(549,808)	(3,630,756)
Class S	(3,327,508)	(23,967,573)	(14,588,082)	(97,018,582)
		$ (55,603,160)		$ (190,712,477)
Net increase (decrease)
Class A	582,624	$ 4,229,334	(5,763,645)	$ (38,608,418)
Class B	(3,226)	(22,685)	(206,541)	(1,408,918)
Class C	622,388	4,479,727	501,587	3,529,800
Class S	4,595,189	33,240,039	5,513,780	39,389,154
		$ 41,926,415		$ 2,901,618

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to period end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses, and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include the 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of their review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US Mutual Funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KCTAX	KCTBX	KCTCX	SDCSX
CUSIP Number	23337H 108	23337H 207	23337H 306	23337H 405
Fund Number	9	209	309	2409

Privacy Statement

Dear Valued Client:

Your confidence is important to us. So we want to make sure you know our policies regarding the handling of our clients' private information. The following information is issued by DWS Investments Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number, and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians and broker-dealers to assist us in processing transactions and servicing your account.

In addition, we may disclose the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. These organizations may only use client information for the purpose designated by the companies listed above. Additional requirements beyond federal law may be imposed by certain states. To the extent that these state laws apply, we will comply with them before we share information about you.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required to or may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

At any time, if you have questions about our policy, please write to us at:

DWS Investments
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415 September 2009

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DCATF-3
(R-16369-1 4/10)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)       There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 30, 2010